Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 2, dated as of May 21, 2015 (this “Amendment”), to the Revolving Credit and Guaranty Agreement dated as of January 14, 2011, among CommScope, Inc. (“Parent Borrower”), the other US Borrowers, the European Co-Borrowers, the Guarantors named therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as U.S. administrative agent for the Lenders and J.P. Morgan Europe Limited, as European administrative agent for the Lenders (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2. Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 2 Effective Date, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i) the US Administrative Agent shall have received executed signature pages hereto from (a) the Requisite Lenders under the Credit Agreement, (b) each Lender party to the Amended Credit Agreement, and (c) each Credit Party;

(ii) the Borrowers shall have paid all reasonable and documented fees and expenses of the US Administrative Agent and J.P. Morgan Securities LLC (including reasonable and documented fees and expenses of counsel) in connection with the negotiation, execution and delivery of this Amendment and related matters;

(iii) the Borrowers shall have provided life of loan flood hazard determinations (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Credit Party) with respect to each Mortgaged Property that has located on it one or more buildings. If any portion of the buildings located on any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Parent Borrower shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount that is reasonably satisfactory to the Administrative Agent and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent;

(iv) each Lender that requested a Note pursuant to Section 4 hereof at least three (3) Business Days prior to the Amendment No. 2 Effective Date shall have received an executed Note as provided for therein;

(v) Holdings and Parent Borrower shall have delivered to the US Administrative Agent an original executed Closing Date Certificate in the form of Exhibit B hereto;

(vi) the US Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable in each relevant jurisdiction (other than Germany), certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 2 Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers or directors of such Person executing this Amendment (or any other similar document, as applicable under the Laws of the relevant jurisdiction); (iii) resolutions of the Board of Directors or similar governing body of each Credit Party and in the case of a Dutch limited partnership (commanditaire vennootschap) of the meeting of partners, approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 2 Effective Date by its secretary, director or an assistant secretary as being executed and delivered and in full force and effect without modification or amendment or, if not applicable under the Laws of the relevant jurisdiction, in a similar form; (iv) to the extent applicable, a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation (or an Irish Companies Registration Office search showing that the Irish Borrower is designated as “Normal”), each dated a recent date prior to the Amendment No. 2 Effective Date; (v) in the case of a German Borrower an excerpt from the commercial register dated a recent date prior to the Amendment No. 2 Effective Date, along with a copy of the shareholders list; and (vi) in the case of Dutch private companies with limited liability (besloten vennootschap met beperkte aansprakelijkheid) resolutions by the shareholder(s) of each Dutch private company with limited liability approving the resolutions of the Board of Directors referred to under (iii) above;

(vii) the Agents and the Lenders shall have received a favorable written opinion of (a) Latham & Watkins LLP, counsel for the Credit Parties and (b) Robinson, Bradshaw & Hinson, P.A., North Carolina] counsel for the Credit Parties, each in form and substance reasonably satisfactory to the US Administrative Agent;

(viii) the Agents shall have received, in each case in form and substance reasonably satisfactory to the Agents, (a) a fully executed Amended and Restated Debenture, dated of even date herewith, by and among the European Administrative Agent and the Credit Parties party thereto, relating to the Irish law debenture originally dated January 14, 2011; (b) a fully executed Amended and Restated Charge Over Account, dated of even date herewith, by and among the European Administrative Agent and the Credit Parties party thereto, relating to the Irish law charge over account originally dated January 14, 2011; (c) a fully executed French Security Confirmation Agreement, dated of even date herewith, by and among the European Administrative Agent and CommScope France S.A.R.L., relating the existing French law account pledge agreement and master assignment agreement; and (d) a fully executed German Security Confirmation Agreement, dated of even date herewith, by and among the European Administrative Agent, Andrew GmbH and Andrew Wireless Systems GmbH, relating to the existing German law account pledge agreements, global assignment agreements and security transfer agreement.

(ix) substantially contemporaneously herewith on the Amendment No. 2 Effective Date, the Reallocation (as defined below) shall have been consummated; and

(x) The US Administrative Agent shall have received at least three business days prior to the Amendment No. 2 Effective Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least ten days prior to the Amendment No. 2 Effective Date by any Lender that such Lender reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

Section 4. Reallocation. On the Amendment No. 2 Effective Date, (w) the Borrowers shall repay all accrued interest, fees and expenses outstanding under the Credit Agreement as of the Amendment No. 2 Effective Date, (x) each Lender under the Credit Agreement that is not a Lender under the Amended Credit Agreement shall be deemed a Terminated Lender pursuant to Section 2.22 of the Credit Agreement and shall be deemed to have assigned at par its Loans and Commitments to the Lenders under the Amended Credit Agreement such that, after giving effect to the operation of clause (z) simultaneously herewith, the Loans of each applicable Tranche are held on a pro rata basis based on the outstanding Commitments under such Tranche under the Amended Credit Agreement, (y) Lenders under the Amended Credit Agreement, as applicable, shall be deemed to have purchased by assignment at par, Loans from the Lenders such that, after giving effect to the operation of clause (z) simultaneously herewith, the Loans of each applicable Tranche are held on a pro rata basis based on the outstanding Commitments under such Tranche under the Amended Credit Agreement and

(z) each Lender, if applicable under the Amended Credit Agreement shall fund amounts to the Applicable Agent to effect the reallocations and payments contemplated in clauses (x) and (y) above. The Requisite Lenders hereby waive any requirements under Section 2.22 of the Credit Agreement relating to execution of an Assignment Agreement or the payment of any assignment fees or other requirements of Section 10.6 of the Credit Agreement in relation to this Section 4. For the avoidance of doubt, any Letters of Credit outstanding under an applicable Tranche of the Credit Agreement shall remain outstanding and automatically be deemed issued under such applicable Tranche of the Amended Credit Agreement, with the applicable Lenders under such Tranche of the Amended Credit Agreement participating therein as set forth in the Amended Credit Agreement. The events set forth in this Section 4 are referred to as the “Reallocation”.

Section 5. Replacement Notes. Borrowers agree that each Lender executing this Amendment may request through the US Administrative Agent and shall receive one or more replacement Notes payable to the order of such Lender duly executed by the Borrowers, evidencing such Lender’s Revolving Commitments; provided that such Lender shall have returned to the Parent Borrower any Note held by it for cancellation.

Section 6. Post-Effective Covenant. Within sixty (60) days after the Amendment No. 2 Effective Date with respect to each Mortgage encumbering Mortgaged Property other than the Mortgaged Property located in North Carolina and by December 31, 2015 with respect to the Mortgaged Property located in North Carolina to the extent such Mortgaged Property is still owned by a Credit Party on such date, in each case, unless waived or extended by the Collateral Agent in its sole discretion, the Collateral Agent shall have received each of the following:

(i) with respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”), duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where the corresponding Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent; together with:

(1) a datedown endorsement to the existing mortgage title insurance policies (each, a “Mortgage Policy,” collectively, the “Mortgage Policies”) relating to the Mortgage encumbering the Mortgaged Property subject to such Mortgage assuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable second priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects, encumbrances and Liens except for Permitted Encumbrances (as defined in each Mortgage), and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(2) with respect to each Mortgage Amendment relating to Mortgaged Property located in North Carolina, an opinion of local counsel to the Credit Parties, which opinion shall be addressed to the Administrative Agent and Collateral Agent and the Secured Parties, shall cover the enforceability of the respective Mortgage as amended by such Mortgage Amendment, the due authorization, execution and delivery of the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Collateral Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Collateral Agent;

(3) with respect to each Mortgage Amendment other than the Mortgage Amendments relating to the Mortgaged Property located in North Carolina, an opinion from Latham and Watkins LLP, which opinion shall be addressed to the Administrative Agent and Collateral Agent and the Secured Parties and shall cover the due authorization, execution and delivery of the Mortgage Amendment, in form and substance reasonably satisfactory to the Collateral Agent;

(4) such affidavits, certificates, information (including financial data) and instruments of indemnification (including without limitation, a so-called “gap” indemnification) as shall be required to induce the title company to issue the Mortgage Policies; and

(5) evidence acceptable to the Collateral Agent of payment by the Parent Borrower of all applicable title insurance premiums, search and examination charges, survey costs and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Mortgage Policies.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Affirmation. Each of the Credit Parties hereby consents to this Amendment and confirms for the benefit of the Secured Parties that (a) all obligations (including the Principal Obligations and Parallel Obligations) of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Amended Credit Agreement, (b) each Credit Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects and will continue to constitute the legal, valid and binding obligations of such Credit Party, (c) the Liens granted by such Credit Party on all Collateral of such Credit Party under a Credit Document to which such Credit Party is a party remain in full force and effect and continue to secure the payment, performance and discharge of the obligations (including the Principal Obligations and Parallel Obligations) of such Credit Party under the Credit Documents to which such Credit Party is a party, and (d) (i) such Credit Party’s obligations as a guarantor under Section 7 of the Amended Credit Agreement (the “Guaranteed Obligations”) are not discharged or otherwise affected by those amendments or the other provisions of this Amendment and shall accordingly continue in full force and effect, (ii) the Guaranteed Obligations shall after the Amendment No. 2 Effective Date extend to the obligations (including the Principal Obligations and Parallel Obligations) of each Credit Party under the Amended Credit Agreement and under any other Credit Documents to which such Credit Party is a party, including any new Credit Documents such person entered into pursuant to this Amendment, in each case, in accordance with the terms set forth in the Amended Credit Agreement, and (iii) as an independent obligation, such Credit Party undertakes to each Secured Party to be bound by Section 7 of the Amended Credit Agreement as if it had been set out in full again here with such changes as are appropriate to fit this context, for the avoidance of doubt with references to the Credit Documents including the Amended Credit Agreement and any new Credit Documents. Furthermore, each of the Credit Parties confirms for the benefit of the Secured Parties that at the original date of each Credit Document it was the intention of each Credit Party that was a party thereto that, notwithstanding any amendments, supplements, waivers, extensions or other modifications to such Credit Documents to occur after the original date of execution of such Credit Document, the obligations, Liens, and guarantees described in clauses (a) through (d) above would continue in full force and effect.

Section 11. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the US Administrative Agent, the European Administrative Agent, any other Agent or the Lenders, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. The parties hereto acknowledge and agree that this Amendment does not constitute a novation and reborrowing or termination of the Obligations under the Credit Agreement or the other Credit Documents in effect prior to the Amendment No. 2 Effective Date. Notwithstanding anything to the contrary contained herein, the Agents and/or the Lenders expressly reserve and maintain their rights and prerogatives under the French Collateral Documents in accordance with the provisions of Article 1278 of the French Code civil. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMMSCOPE, INC., as Parent Borrower and a Guarantor

By:	/s/ Mark A. Olson
Name:	Mark A. Olson
Title:	Executive Vice President

[Signature Page to Amendment]

COMMSCOPE HOLDING COMPANY, INC., as Holdings and a Guarantor

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment]

COMMSCOPE, INC. OF NORTH CAROLINA
COMMSCOPE TECHNOLOGIES LLC
CONNECTIVITY SOLUTIONS MANUFACTURING LLC VEXTRA TECHNOLOGIES, LLC, as US Co-Borrowers and Guarantors

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President

[Signature Page to Amendment]

ANDREW AG, as European Co-Borrower, Swiss Borrower and Guarantor

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Authorized Person

[Signature Page to Amendment]

COMMSCOPE FRANCE S.A.R.L., as European Co-Borrower, French Borrower and Guarantor

By:	/s/ Neil Shankland
Name:	Neil Shankland
Title:	Manager

[Signature Page to Amendment]

COMMSCOPE EMEA LIMITED, as European Co-Borrower, Irish Borrower and Guarantor

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Director

[Signature Page to Amendment]

REDWOOD SYSTEMS, INC.
CABLE TRANSPORT, INC.
ANDREW SYSTEMS, INC.
ALLEN TELECOM LLC
COMMSCOPE INTERNATIONAL, INC.
COMMSCOPE SOLUTIONS INTERNATIONAL, INC.
COMMSCOPE INTERNATIONAL CORPORATION
ANDREW INTERNATIONAL HOLDING CORPORATION
COMMSCOPE REYNOSA HOLDINGS, INC., as Guarantors

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President

[Signature Page to Amendment]

ANDREW WIRELESS SYSTEMS GMBH
ANDREW GMBH, as European Co-Borrowers, German Borrowers and Guarantors

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Authorized Signatory

[Signature Page to Amendment]

COMMSCOPE INTERNATIONAL HOLDINGS, LLC., as Guarantor

By: CommScope, Inc. of North Carolina, its sole member

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President

[Signature Page to Amendment]

COMMSCOPE NETHERLANDS GP, LLC., as Guarantor

By: CommScope International Holdings, LLC, its sole member

By: CommScope, Inc. of North Carolina, its sole member

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President

[Signature Page to Amendment]

ANDREW WIRELESS PRODUCTS B.V.
COMMSCOPE NETHERLANDS B.V., as Guarantors

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Attorney

[Signature Page to Amendment]

CS NETHERLANDS C.V., as Guarantor

By: CommScope International, Inc., its general partner

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and a Lender

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and a Lender

By:	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

[Signature Page to Amendment]